Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of presentation
Basis of presentation
These consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of the Republic of The Marshall Islands, and its wholly-owned or controlled subsidiaries (collectively, the Company). Certain of Teekay’s significant non-wholly owned subsidiaries are consolidated in these financial statements even though Teekay owns less than a 50% ownership interest in the subsidiaries. These significant subsidiaries include the following publicly traded subsidiaries (collectively, the Public Subsidiaries): Teekay LNG Partners L.P. (or Teekay LNG); Teekay Tankers Ltd. (or Teekay Tankers); and until September 25, 2017, Teekay Offshore Partners L.P. (or Teekay Offshore).

On September 25, 2017, Teekay, Teekay Offshore and Brookfield Business Partners L.P. together with its institutional partners (collectively, Brookfield) finalized a strategic partnership (or the Brookfield Transaction) which resulted in the deconsolidation of Teekay Offshore as of that date (see Note 3). Although Teekay owned less than 50% of Teekay Offshore, Teekay maintained control of Teekay Offshore until September 25, 2017, by virtue of its 100% ownership interest in the general partner of Teekay Offshore, which is a master limited partnership. In connection with Brookfield's acquisition of a 49% interest in Teekay Offshore's general partner, Teekay Offshore GP LLC (or TOO GP), Teekay and Brookfield entered into an amended limited liability company agreement whereby Brookfield obtained certain participatory rights in the management of TOO GP, which resulted in Teekay deconsolidating Teekay Offshore for accounting purposes on September 25, 2017. Subsequent to the closing of the Brookfield Transaction, Teekay has significant influence over Teekay Offshore and accounts for its investment in Teekay Offshore using the equity method. As of December 31, 2017, Teekay owned a 13.8% interest in the common units of Teekay Offshore (27.5% - December 31, 2016).

As of December 31, 2017, Teekay owned a 33.0% interest in Teekay LNG (33.1% - December 31, 2016), including common units and its 2% general partner interest, and 28.8% of the capital stock of Teekay Tankers (25.4% - December 31, 2016), including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. While Teekay owns less than 50% of Teekay LNG and Teekay Tankers, Teekay maintains control of Teekay LNG by virtue of its 100% ownership interest in the general partner of Teekay LNG , which is a master limited partnership, and maintains control of Teekay Tankers through its ownership of a sufficient number of Class A common shares and Class B common shares, which provide increased voting rights, to maintain a majority voting interest in Teekay Tankers and thus consolidates these subsidiaries.

Teekay has entered into an omnibus agreement with Teekay LNG and Teekay Offshore to govern, among other things, when Teekay, Teekay LNG and Teekay Offshore may compete with each other and to provide the applicable parties certain rights of first offer on liquefied natural gas (or LNG) carriers, oil tankers, shuttle tankers, floating storage and off-take (or FSO) units and floating, production, storage and offloading (or FPSO) units.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. Given the current condition of the credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts prior to their settlement.

Significant intercompany balances and transactions have been eliminated upon consolidation. Certain of the comparative figures have been reclassified to conform to the presentation adopted in the current period relating to certain operating activities in the Company's consolidated statements of cash flows. In addition, as the Company has determined that the entities that have financed certain of Teekay LNG's LNG carriers or LNG carrier newbuildings through sale-leaseback transactions are variable interest entities that should be consolidated, the presentation of the sale-leaseback transactions in the consolidated statements of cash flows has been adjusted to reflect these transactions as financing activities instead of investing activities in the current and comparative period. This has resulted in a decrease in net investing cash flow of $355 million and an increase in net financing cash flow of $355 million for the year ended December 31, 2016.

Non-Controlling Interests
Non-Controlling Interests
Where Teekay’s ownership interest in a consolidated subsidiary is less than 100%, the non-controlling interests’ share of these non-wholly- owned subsidiaries is reported in the Company’s consolidated balance sheets as a separate component of equity. The non-controlling interests’ share of the net income of these non-wholly owned subsidiaries is reported in the Company’s consolidated statements of (loss) income as a deduction from the Company’s net (loss) income to arrive at net (loss) income attributable to shareholders of Teekay.

The basis for attributing net income or loss of each non-wholly owned subsidiary to the controlling interest and the non-controlling interests, with the exception of Teekay LNG and Teekay Offshore, until its deconsolidation on September 25, 2017, was based on the relative ownership interests of the non-controlling interests compared to the controlling interest, which is consistent with how dividends and distributions were paid or were payable for these non-wholly owned subsidiaries.

Teekay LNG and Teekay Offshore each have limited partners and one general partner. Teekay LNG's general partner is wholly-owned by Teekay, and until September 25, 2017, Teekay Offshore's general partner was wholly owned by Teekay. For both Teekay LNG and Teekay Offshore, the limited partners hold common units and preferred units. For each quarterly period (with regards to Teekay Offshore, until its deconsolidation on September 25, 2017), the method of attributing Teekay LNG’s and Teekay Offshore’s net income (loss) of that period to the non-controlling interests of Teekay LNG and Teekay Offshore began by attributing net income (loss) of Teekay Offshore and Teekay LNG to the non-controlling interests which hold 100% of the preferred units of Teekay Offshore, except for Series D Preferred Units, of which they held 74% until redemption in September 2017, and 100% of the preferred units of Teekay LNG based on the amount of preferred unit distributions declared for the quarterly period. The remaining net income (loss) to be attributed to the controlling interest and the non-controlling interests of Teekay LNG and Teekay Offshore was then divided into two components. The first component consists of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to limited and general partners for that quarterly period (or the Distributed Earnings). The second component consists of the difference between (a) the net income (loss) of Teekay LNG or Teekay Offshore that is available to be allocated to the common unitholders and the general partner of such entity and (b) the amount of the first component cash distribution (or the Undistributed Earnings). The portion of the Distributed Earnings that is allocated to the non-controlling interests is the amount of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to the non-controlling interests for that quarterly period. The portion of the Undistributed Earnings that is allocated to the non-controlling interests is based on the relative ownership percentages of the non-controlling interests of Teekay LNG and Teekay Offshore compared to the controlling interest. The controlling interests include both limited partner common units and the general partner interests.
When Teekay’s non-wholly-owned subsidiaries declare dividends or distributions to their owners, or require all of their owners to contribute capital to the non-wholly-owned subsidiaries, such amounts are paid to, or received from, each of the owners of the non-wholly-owned subsidiaries based on the relative ownership interests in the non-wholly-owned subsidiary. As such, any dividends or distributions paid to, or capital contributions received from, the non-controlling interests are reflected as a reduction (dividends or distributions) or an increase (capital contributions) in non-controlling interest in the Company’s consolidated balance sheets.

When Teekay’s non-wholly-owned subsidiaries issue additional equity interests to non-controlling interests, Teekay is effectively selling a portion of the non-wholly-owned subsidiaries. Consequently, the proceeds received by the subsidiaries from their issuance of additional equity interests are allocated between non-controlling interest and retained earnings in the Company’s consolidated balance sheets. The portion allocated to non-controlling interest on the Company’s consolidated balance sheets consists of the carrying value of the portion of the non-wholly-owned subsidiary that is effectively disposed of, with the remaining amount attributable to the controlling interest, which consists of the Company’s dilution gain or loss that is reflected in retained earnings.

Reporting currency
Reporting currency
The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is the U.S. Dollar because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected in the accompanying consolidated statements of (loss) income.

Operating revenues
Operating revenues and expenses
Contracts of Affreightment and Voyage Charters
Revenues from contracts of affreightment and voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all voyage charters, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.
Time Charters, Bareboat Charters and FPSO Contracts
Operating Leases - The Company recognizes revenues from time charters, bareboat charters and FPSO contracts accounted for as operating leases on a straight-line basis daily over the term of the charter as the applicable vessel operates under the charter. Receipt of incentive-based revenue from the Company’s FPSO units is dependent upon its operating performance and such revenue is recognized when earned by fulfillment of the applicable performance criteria. The Company does not recognize revenue during days that the vessel is off hire unless the contract provides for compensation while off hire.

Direct Financing Leases - Charter contracts that are accounted for as direct financing leases are reflected on the consolidated balance sheets as net investments in direct financing leases. The lease revenue is recognized on an effective interest rate method over the lease term so as to produce a constant periodic rate of return over the lease terms and is included in revenues. Revenue from rendering of services is recognized as the service is performed. Revenues are not recognized during days that the vessel is off hire unless the contract provides for compensation while off hire.

The Company employs four LNG carriers, and until September 2017, employed an FSO unit and volatile organic compound emissions (or VOC) equipment relating to Teekay Offshore, on long-term time charters which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.
Pooling Arrangements
Revenues and voyage expenses of the vessels operating in pool arrangements are pooled and the resulting net pool revenues, calculated on a time-charter equivalent basis, are allocated to the pool participants according to an agreed formula. The agreed formula used to allocate net pool revenues varies between pools; however, the formula generally allocates revenues to pool participants on the basis of the number of days a vessel operates in the pool with weighting adjustments made to reflect vessels’ differing capacities and performance capabilities. The same revenue and expense recognition principles stated above for voyage charters are applied in determining the net pool revenues of the pool. The pools are responsible for paying voyage expenses and distributing net pool revenues to the participants. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.
Other Revenue
Other revenues are earned from the offshore ship-to-ship transfer of commodities, primarily crude oil and refined oil products, but also liquid gases and various other products which are referred to as support operations. In addition, other revenues are also earned from other technical activities such as terminal management, consultancy, procurement and equipment rental, and from services provided such as commercial, technical, crew training, strategic, business development, administrative, project management and engineering. Other revenues from short-term contracts are recognized as services are completed based on percentage of completion or in the case of long-term contracts, are recognized over the duration of the contract period.

Operating expenses
Operating Expenses
Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents	Cash and cash equivalents The Company classifies all highly liquid investments with a maturity date of three months or less at their inception as cash equivalents.
Restricted Cash
Restricted Cash
The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives, project tenders, leasing arrangements, amounts received from charterers to be used only for dry-docking expenditures and emergency repairs and other obligations.

Accounts receivable and allowance for doubtful accounts
Accounts receivable and allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There were no significant amounts recorded as allowance for doubtful accounts as at December 31, 2017 and 2016.

Vessels and equipment
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Vessel capital modifications include the addition of new equipment or certain modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2017, 2016, and 2015, aggregated $36.3 million, $36.9 million and $22.0 million, respectively.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for tankers carrying crude oil and refined product, 30 years for liquefied petroleum gas (or LPG) carriers and 35 years for LNG carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for those periods of time. The Company considers shuttle tankers to be comprised of two components: (i) a conventional tanker (or the tanker component) and (ii) specialized shuttle equipment (or the shuttle component). The Company differentiates these two components on the principle that a shuttle tanker can also operate as a conventional tanker without the use of the shuttle component. The economics of this alternate use depend on the supply and demand fundamentals in the two segments. The Company has assessed the useful life of the tanker component as being 25 years and the shuttle component as being 20 years. FPSO units are depreciated using an estimated useful life of 20 to 25 years commencing the date the unit is installed at the oil field and is in a condition that is ready to operate. FSO units are depreciated over the estimated term of the contract. Units for maintenance and safety (or UMS) are depreciated over an estimated useful life of 35 years commencing the date the unit arrives at the oil field and is in a condition that is ready to operate. Long-distance towing and offshore installation vessels are depreciated over an estimated useful life of 25 years commencing the date the vessel is delivered from the shipyard. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of dry-docking expenditures, for the years ended December 31, 2017, 2016, and 2015 aggregated $397.6 million, $492.0 million and $445.2 million, respectively. Amortization of vessels related to capital leases was $28.0 million, $12.8 million and $5.4 million for the years ended December 31, 2017, 2016, and 2015, respectively.

Generally, the Company dry docks each conventional oil tanker and gas carrier every two and a half to five years. FPSO units are generally not dry docked and maintenance is performed on these units while at sea. The Company capitalizes a substantial portion of the costs incurred during dry docking and amortizes those costs on a straight-line basis over their estimated useful life, which typically is from the completion of a dry docking or intermediate survey to the estimated completion of the next dry docking. The Company includes in capitalized dry-docking costs those costs incurred as part of the dry docking to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

The continuity of capitalized dry-docking costs for the years ended December 31, 2017, 2016, and 2015, is summarized as follows:

	Year Ended December 31,
	2017 $	2016 $	2015 $
Balance at the beginning of the year	135,700	150,702	135,331
Costs incurred for dry dockings	52,677	47,980	69,927
Dry-dock amortization	(49,686)	(55,026)	(47,271)
Write-down / sales of vessels	(49,319)	(7,956)	(7,285)
Balance at the end of the year	89,372	135,700	150,702

Vessels and equipment that are intended to be held and used in the Company's business are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Company’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company and is based on second-hand sale and purchase data.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest and other expenses attributable to vessels and equipment classified as held for sale, or to their related liabilities, continue to be recognized as incurred.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of a sale-leaseback transaction is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.

Other loan receivables
Other loan receivables
The Company’s investments in loan receivables are recorded at cost. The Company analyzes its loans for collectability during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available) any information provided by the debtor regarding its ability to repay the loan and the fair value of the underlying collateral. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statements of (loss) income. The carrying value of the loans will be adjusted each subsequent reporting period to reflect any changes in the present value of estimated future cash flows.

The following table contains a summary of the Company’s financing receivables by type of borrower, the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis, and the grade as of December 31, 2017.

			December 31,
Class of Financing Receivable	Credit Quality Indicator	Grade	2017 $	2016 $
Direct financing leases	Payment activity	Performing	495,990	660,594
Other loan receivables
Loans to equity-accounted investees and joint venture partners	Other internal metrics	Performing	253,906	304,030
Long-term receivable included in other assets	Payment activity	Performing	12,175	17,712
			762,071	982,336

Joint ventures
Joint ventures
The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statements of (loss) income.

Debt issuance costs
Debt issuance costs
Debt issuance costs related to a recognized debt liability, including fees, commissions and legal expenses, are deferred and presented as a direct reduction from the carrying amount of that debt liability and amortized on an effective interest rate method over the term of the relevant loan. Debt issuance costs related to loan facilities without a recognized debt liability or where the debt issuance costs exceed the carrying value of the related debt liability are deferred and presented as non-current assets in the consolidated balance sheets. Amortization of debt issuance costs is included in interest expense.

Fees paid to amend a non-revolving credit facility shall be associated with the extinguishment of the old debt instrument and included in determining the debt extinguishment gain or loss to be recognized. Any unamortized debt issuance costs would be written off. If the amendment is considered not to be a substantial amendment, then the fees would be associated with the replacement or modified debt instrument and, along with any existing unamortized premium or discount, would be amortized as an adjustment of interest expense over the remaining term of the replacement or modified debt instrument using the effective interest method. Other related costs incurred with third parties directly related to the modification, other than the loan amendment fee, are expensed as incurred.

Fees paid to amend revolving credit facilities are deferred and amortized over the term of the modified credit facility. If the borrowing capacity under the credit facility is increased as a result of the amendment, unamortized loan costs of the original facility would be deferred and amortized over the term of the modified credit facility. If the borrowing capacity is decreased as a result of the amendment, a proportionate amount, based on the reduction in borrowing capacity, of the unamortized debt issuance costs of the original facility would be written off and the remaining amount would be deferred and amortized over the term of the modified credit facility.

Derivative instruments
Derivative instruments
All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, except for certain types of interest rate swaps (See Note 15).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold, or repaid.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive loss in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item (e.g. interest expense) in the consolidated statements of (loss) income. The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in the corresponding earnings line item (e.g. interest expense) in the consolidated statements of (loss) income. If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. interest expense) in the consolidated statements of (loss) income. If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the corresponding earnings line item (e.g. interest expense) in the consolidated statements of (loss) income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign currency forward contracts are recorded in realized and unrealized loss on non-designated derivative instruments. Gains and losses from the Company’s non-designated cross currency swaps are recorded in foreign exchange loss in the consolidated statements of (loss) income.

Goodwill and intangible assets
Goodwill and intangible assets
Goodwill is not amortized, but is reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is reviewed for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Company’s intangible assets consist primarily of acquired time-charter contracts, contracts of affreightment, and customer relationships. The value ascribed to the acquired time-charter contracts and contracts of affreightment is amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts. The value ascribed to customer relationships intangible assets is amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships.

Asset retirement obligation
Asset retirement obligation
The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves the costs associated with the restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates. The ARO will be covered in part by contractual payments to be received from FPSO contract counterparties.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability.

Repurchase of common stock
Repurchase of common stock
The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.

Share-based compensation
Share-based compensation
The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award.

Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards is substantially reflected in general and administrative expense.

Income taxes
Income taxes
The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the consolidated financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements. The Company recognizes interest and penalties related to uncertain tax positions in income tax (expense) recovery.

The Company believes that it and its subsidiaries are not subject to income taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any income taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.

Accumulated other comprehensive income (loss)
Accumulated other comprehensive income (loss)
The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) attributable to shareholders of Teekay for the periods presented.

	Qualifying Cash Flow Hedging Instruments $	Pension Adjustments $	Unrealized (Loss) Gain on Available for Sale Marketable Securities $	Foreign Exchange Gain (Loss) on Currency Translation $	Total $
Balance as of December 31, 2014	(468)	(29,888)	—	2,058	(28,298)
Other comprehensive income (loss)	49	14,038	(463)	(217)	13,407
Balance as of December 31, 2015	(419)	(15,850)	(463)	1,841	(14,891)
Other comprehensive income and other	378	3,690	47	173	4,288
Balance as of December 31, 2016	(41)	(12,160)	(416)	2,014	(10,603)
Other comprehensive income and other	1,450	1,463	416	1,279	4,608
Balance as of December 31, 2017	1,409	(10,697)	—	3,293	(5,995)

Employee pension plans
Employee pension plans
The Company has defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. With the exception of certain of the Company’s employees in Australia and Norway, the Company’s employees are generally eligible to participate in defined contribution plans. These plans allow for the employees to contribute a certain percentage of their base salaries into the plans. The Company matches all or a portion of the employees’ contributions, depending on how much each employee contributes. During the years ended December 31, 2017, 2016, and 2015, the amount of cost recognized for the Company’s defined contribution pension plans was $11.8 million, $13.5 million and $15.2 million, respectively.

The Company also has defined benefit pension plans (or the Benefit Plans) covering certain of its employees in Norway and Australia. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans is recognized as assets or liabilities in the consolidated balance sheets. The Company recognizes as a component of other comprehensive loss, the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs. As at December 31, 2017, approximately 65% of the defined benefit pension assets were held by the Norwegian plans and approximately 35% were held by the Australian plan. The pension assets in the Norwegian plans have been guaranteed a minimum rate of return by the provider, thus reducing potential exposure to the Company to the extent the provider honors its obligations. The Company's funded status deficiency was $1.5 million and $2.5 million at December 31, 2017 and 2016, respectively.

(Loss) earnings per common share
(Loss) earnings per common share
The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.

Accounting pronouncements not yet adopted
Accounting pronouncements not yet adopted
In May 2014, the Financial Accounting Standards Board (or FASB) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (or ASU 2014-09). ASU 2014-09 will require an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. ASU 2014-09 is effective for the Company January 1, 2018 and shall be applied, at the Company’s option, retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company has elected to apply ASU 2014-09 only to those contracts that are not completed as of January 1, 2018. The Company will adopt ASU 2014-09 as a cumulative-effect adjustment as of the date of adoption. The Company has identified the following differences based on the work performed to date:

•
The Company currently presents the net allocation for its vessels participating in revenue sharing arrangements as revenues. The Company has determined that it is the principal in voyages its vessels perform that are included in the revenue sharing arrangements. As such, the revenue from those voyages will be presented in voyage revenues and the difference between this amount and the Company's net allocation from the revenue sharing arrangement will be presented as voyage expenses. There will be no cumulative impact to opening equity as at January 1, 2018.

•
The Company manages vessels owned by its equity accounted investments and third parties. Upon the adoption of ASU 2014-09, costs incurred by the Company for its seafarers will be presented as vessel operating expenses and the reimbursement of such expenses will be presented as revenue, instead of such amounts being presented on a net basis. The Company is in the process of finalizing which vessels this applies to. There will be no cumulative impact to opening equity as at January 1, 2018.

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (or ASU 2016-02). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a right of use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. For lessees, leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016-02 requires lessors to classify leases as a sales-type, direct financing, or operating lease. A lease is a sales-type lease if any one of five criteria are met, each of which indicate that the lease, in effect, transfers control of the underlying asset to the lessee. If none of those five criteria are met, but two additional criteria are both met, indicating that the lessor has transferred substantially all of the risks and benefits of the underlying asset to the lessee and a third party, the lease is a direct financing lease. All leases that are not sales-type leases or direct financing leases are operating leases. ASU 2016-02 is effective January 1, 2019, with early adoption permitted. The Company currently intends to adopt ASU 2016-02 effective January 1, 2018 using a transition approach whereby a cumulative effect adjustment is made as of the effective date of January 1, 2018, with no retrospective effect. To determine the cumulative effect adjustment, the Company has not reassessed whether any expired or existing contracts are, or contain leases, has not reassessed lease classification, and has not reassessed initial direct costs for any existing leases. The quarter in which the Company adopts ASU 2016-02 and the estimated impact from adoption contained below is based upon the expectation that FASB will issue an additional ASU prior to the filing of our consolidated financial statements for the first quarter of 2018. The Company is currently considering the potential impact of a delay in the finalization of this additional ASU on its adoption date. The Company has identified the following differences based on the work performed to date:

•
The adoption of ASU 2016-02 will result in a change in the accounting method for the Company's office leases and the lease portion of the daily charter hire for the chartered-in vessels by the Company and the Company's equity-accounted joint ventures accounted for as operating leases with firm periods of greater than one year. Under ASU 2016-02, the Company and the Company's equity accounted joint ventures will recognize a right-of-use asset and a lease liability on the balance sheet for these charters and office leases based on the present value of future minimum lease payments, whereas currently no right-of-use asset or lease liability is recognized. This will have the result of increasing the Company and its equity-accounted joint venture’s assets and liabilities. The pattern of expense recognition of chartered-in vessels is expected to remain substantially unchanged, unless the right of use asset becomes impaired.

•
The adoption of ASU 2016-02 will result in the Company completing its lease classification assessment when a lease commences instead of when the lease is entered into. The Company has entered into charters in prior periods for certain of its vessels currently under construction and which are expected to deliver over the period from 2018 to 2020. Historically, for charters that were negotiated concurrently with the construction of the related vessels, the fair value of the constructed asset was presumed to be its newbuilding cost and no gain or loss was recognized on commencement of the charter if such charters were classified as direct finance leases. On the adoption of ASU 2016-02, the fair value of the vessel is determined based on information available at the lease commencement date and any difference in the fair value of the ship upon commencement of the charter and its carrying value is recognized as a gain or loss upon commencement of the charter.

•
The adoption of ASU 2016-02 will result in the recognition of revenue from the reimbursement of scheduled dry-dock expenditures, where such charter contract is accounted for as an operating lease, occurring upon completion of the scheduled dry-dock, instead of ratably over the period between the previous scheduled dry-dock and the next scheduled dry-dock. The Company is in the process of determining which vessels this applies to and the cumulative impact to opening equity as at January 1, 2018.

•
The Company expects that certain pre-operational costs it currently expenses as incurred will be deferred and amortized over the contract term of a customer contract that the costs relate to. The Company is in the process of determining which pre-operational costs this applies to and the cumulative impact to opening equity as at January 1, 2018.

•	In addition, direct financing lease payments received will be presented as an operating cash inflow instead of an investing cash inflow in the statement of cash flows.

In March 2016, the FASB issued Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting (or ASU 2016-09). ASU 2016-09 simplifies aspects of accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. ASU 2016-09 became effective for the Company January 1, 2017. The impact of adopting this new accounting guidance resulted in a change in presentation of cash payments for tax withholdings on share-settled equity awards from an operating cash outflow to financing cash outflow on the Company's statement of cash flows.

In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (or ASU 2016-13). ASU 2016-13 replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. This update is effective for the Company on January 1, 2020, with a modified-retrospective approach. The Company is currently evaluating the effect of adopting this new guidance.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (or ASU 2016-15), which, among other things, provides guidance on two acceptable approaches of classifying distributions received from equity method investees in the statement of cash flows. ASU 2016-15 is effective for the Company on January 1, 2018, with a retrospective approach. The Company is currently evaluating the effect of adopting this new guidance.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash (or ASU 2016-18). ASU 2016-18 requires that the statements of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Entities will also be required to reconcile such total to amounts on the balance sheet and disclose the nature of the restrictions. ASU 2016-18 is effective for the Company on January 1, 2018. Adoption of ASU 2016-18 will require the Company’s statements of cash flows being modified to include changes in restricted cash in addition to changes in cash and cash equivalents.

In January 2017, the FASB issued Accounting Standards Update 2017-01, Clarifying the Definition of a Business, (or ASU 2017-01). ASU 2017-01 changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. ASU 2017-01 requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities is not a business. ASU 2017-01 also requires a business to include at least one substantive process and narrows the definition of outputs by more closely aligning it with how outputs are described in ASC 606. ASU 2017-01 is effective for annual reporting periods beginning after December 15, 2017, and for interim periods within those years. The Company adopted this standard effective October 1, 2017, and this standard was applied to the acquisition of Tanker Investment Ltd (or TIL) (See Note 4a).

In August 2017, the FASB issued Accounting Standards Update 2017-12, Derivatives and Hedging - Targeted Improvements to Accounting for Hedging Activities (or ASU 2017-12). ASU 2017-12 eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires, for qualifying hedges, the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. The guidance also modifies the accounting for components excluded from the assessment of hedge effectiveness, eases documentation and assessment requirements and modifies certain disclosure requirements. ASU 2017-12 will be effective for the Company January 1, 2019. The Company is currently evaluating the effect of adopting this new guidance.